Exhibit 99.1

STAAR Surgical Company NASDAQ: STAA Investor Presentation | November 2018

Forward Looking Statements  All statements in this presentation that are not statements of historical fact are forward - looking statements, including statements about any of the following: any financial projections, including those relating to the plans, strategies, and objectives of management for future operations or prospects for achieving such plans, expectations for sales, revenue, earnings, marketing, addressable markets and clinical initiatives, regulatory approvals, quality, operations and other expense, or expense timing, success and timing of new or improved products, clinical trials, research and development activities, investment imperatives, and any statements of assumptions underlying any of the foregoing. Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements are set forth in the Company’s Annual Report on Form 10 - K for the year ended December 29, 2017 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward - looking statement due to new information or events.  These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements. The risks and uncertainties include the following: global economic conditions; changes in currency exchange rates; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before approval (including but not limited to FDA requirements regarding the EVO Visian ICL family of lenses and international regulatory requirements to obtain a presbyopia correction claim for the EVO Visian ICL with EDOF), or to take enforcement action; research and development efforts; potential international trade disputes; the purchasing patterns of our distributors carrying inventory in the market; and the willingness of surgeons and patients to adopt a new or improved product and procedure.  The Visian ICL with CentraFLOW, now known as EVO Visian ICL, is not approved for sale in the United States. 2

3 Business Focus A leading developer, manufacturer and marketer of premium implantable lenses for refractive vision correction. We transform lives by providing visual freedom through premium lens - based surgical correction of refractive error .

Products Overview EVO Visian ICL™ Visian ICL™ Implantable Collamer® Lens  ICL delivers Visual Freedom to patients needing Myopic (distance vision) correction  Patient pay Crystalline Lens Replacement  IOL replaces the patient’s natural lens after cataract surgery  Primarily reimbursed 83 % of Q3 2018 Revenue* *In FY 2017 , ICL revenue was $ 68 . 3 million or 75 % of total revenue . IOL was $ 17 . 3 million or 19 % of total revenue . STAAR also sells injectors and injector parts that were approximately 5 . 6 % of FY 17 total revenue or $ 5 . 0 million . The EVO Visian ICL™ is not available in the US ; STAAR has facilities in California, Switzerland and Japan . Preloaded Injectors & Parts  Silicone and Acrylic IOL’s  Japan and Europe 4 Other Products

Biocompatible UV Protection No Dry Eye Removable Exclusive Collamer® Material Quiet in the Eye Iris Cornea ICL™ Natural Lens 5 STAAR’s exclusive Collamer® material offers patients a unique set of benefits … ICL Placement in the Eye

Myopia An Inability to Focus at Distance due to Genetic and/or Environmental Factors • Predicted 50% of Global Population • More screen use; near vision work; and less time spent outdoors • Positive correlation between education level and myopia • ICL™ Label Approved Use is - 3 to - 20 diopters of vision correction Potentially 5 Billion People with Myopia by 2050…* *“Ophthalmology 2016;123:1036 - 1042 © 2016 by the American Academy of Ophthalmology;” Myopia incidence was estimated at 1.4B people globally at time of study growing to 4.8B people by 2050 or predicted 50% of global pop. Singapore Health Board 6

Myopia STAAR’s Market Position & Opportunity • STAAR is a market leader providing a premium refractive surgical solution and patient experience for High Myopes ( - 10 to - 20 diopters) • Moving down the diopter curve ( - 6 to - 10 diopters) represents a significant opportunity for STAAR • In select strategic accounts high growth approximates 30%+ growth in mid - diopter implants • Mid Myopia market opportunity estimated at ~ 5x High - Myopia 7 Moving Down Diopter Curve Increases TAM… - 20 - 6 Mid Myopia High Myopia - 10

Presbyopia

An Inability to Focus on Near Objects due to an Age Related Loss of Lens Accommodation

Impacts 1.7 Billion People Globally…

- Current refractive options for presbyopia are Monocular/LASIK/RLE; ICL could be a more desirable solution to patients seeking Visual Freedom
  - ICL Not laser/equipment dependent
  - ICL Bilateral placement - no emmetropia qualifier
  - ICL targets each eye for desired correction
- STAAR aims to become a market leading refractive surgical solution and patient experience for **Early Presbyopia** (Ages 45 to 55)
- Multi-site European clinical trial for Visian EVO with EDOF { *presby lens* } currently underway; initially targeting CE Mark approval (31+ countries)



Reading Glasses

Evolution in Visual Freedom™

STAARSURGICAL™

8

TAM 9 Targeting 2.22 million ICLs annually within two large markets…* Mid to High Diopter Myopia 350 million people globally Early Presbyopia 550 million people globally 35 Million Viable Patient Population = 70 Million ICLs 55 Million Viable Patient Population = 110 Million ICLs Viable Patient Population Variables Epidemiological Data; Distribution of Uncorrected Refractive Error by Age; Surgeon Input; Patient Ability to Pay; Proximity to Qualified Surgeon; and Willingness to Undergo a Refractive Procedure. * Company internal estimates; refract ive market is currently approximately 3.6 million procedures (eyes) annually based on Marketscope Report data.

EVO Visian ICL™

STAAR® Surgical's phakic IOL for myopia and astigmatism

Significant Visual Freedom Market Opportunity for Premium Refractive Procedures with EVO

STAAR Global Market Opportunity Est. ~ 2.22 Million Eyes Annually*



720,000
1,500,000
Mid to High Myopia
Early Presbyopia

* Company internal estimates updated October 31, 2018

Current Products	
Visian ICL (Global)	
EVO (x U.S.)	Central Port
EVO+ (x U.S.)	Central Port Larger Optic
Product Pipeline	
EVO with EDOF Toric EVO with EDOF	Presbyopia Astigmatism
Supplemental Lenses Implanted During or After Cataract Surgery	Myopia Presbyopia
Collamer Enhancements	All EVO Lenses

The ICL with central port (EVO lens) is not available in the U.S. EVO with EDOF is not yet available for sale.

Evolution in Visual Freedom™

STAARSURGICAL™

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ICL™ Patient Experience 99.4% of Patients Would Have the ICL’s Implanted Again* *Patient Registry Survey Data on File Step 1 Patient need and awareness Outreach, education and eye surgeon visit Decision to use ICL Step 2 Surgery day Local anesthetic, minimally invasive Quick 20 - 30 minute procedure Step 3 One week post - surgery follow - up Step 4 Annual post - surgery follow - up NEED OUTREACH & EDUCATION IMPLANT 11

ICL™ Patient Testimonials “Upgradeable, Replaceable”… I feel like a big part of health is using what your body already has. Visian ICL is in line with that because it’s keeping your eye completely intact. My eye is still my eye. EVE TORRES GRACIE JIU JITSU INSTRUCTOR, FORMER WWE DIVA, MOM I had my first opportunity to put my Visian ICL eyes to the test recently in the Brazilian Rainforest, and it couldn’t have been more exciting to be able to spot rare species better than ever. 12 PHIL TORRES ENTOMOLOGIST, TV SHOW HOST

Select Metrics *STAAR sells directly in the U.S., Canada, the U.K., Spain, Germany & Japan and through a Hybrid sales model along with distributors in China, South Korea, and India, and through distributors in the remaining countries. 900K+ ICLs™ Implanted Globally 75+ Countries* 75.1% Gross Margin Q3 2018 56% ICL™ Unit Growth Q3 2018 Y/Y 13

14 Business Momentum Net Sales Growth Y/Y 7% 10% 35% 41% Fiscal '16 Fiscal '17 Q3 2018 YTD 2018* Sales Momentum Has Further Accelerated in Year 1 of 2018 - 2020 Plan *Nine - Months Ended September 28, 2018; Q3 Fiscal 2018 results reported on October 31, 2018

19.3 21.0 20.1 22.1 20.4 21.9 23.5 24.9 27.1 33.9 31.8 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 68.4% 70.8% 70.9% 71.7% 74.4% 75.1% 2015 2016 2017 Q1 2018 Q2 2018 Q3 2018 $82.4 2016 $90.6 2017 $ Millions Revenue Gross Margin YTD $92.8 2018 15 Business Results 2016 – 2018 YTD Volume Increases Fuel Gross Margin: - Nidau Production - Presbyopia Clinicals - Presbyopia Production - Commercial Buildout - Digital Marketing - Surgeon Support - Patient Outreach

2018 Business Results 2016 – 2018 YTD Potential Investments: - Automation - Precision Manufacturing - R&D - IT Systems - Working Capital Quarter - End Cash, Cash Equivalents & Restricted Cash* GAAP and Non - GAAP Earnings Per Share** 14.1 18.6 20.9 21.4 $102.3 Q4 2016 Q4 2017 Q1 Q2 Q3 $ Millions $(0.30) $(0.05) $0.09 $(0.04) $0.01 $0.21 2016 2017 9-Months Ended 9/28/18 GAAP Non-GAAP *Includes underwritten public offering of 1,999,850 shares for gross proceeds of ~ $78 million closed on August 10, 2018. **N ine Months ended September 28, 2018 GAAP EPS (diluted) of $0.09 and Non - GAAP of $0.21 compared to Year Ago GAAP EPS (diluted) of ($0.05) and Non - GAAP of ($0.01), respectively. Please refer to the exhibit at the end of this presentation for a reconciliation of this non - GAAP measure to the comparable GAAP measure. 16

3Q 2018 Highlights Reported October 31, 2018  Revenue Growth of 35 % Y/Y  ICL Sales up 46%; ICL Units Up 56% including: China up 100%, Japan up 95%, India up 27% , Germany up 20%.  Op Ex Increased 41 % Y/Y (reported) and 32% Y/Y adjusting for ESCRS trade show calendar shift  Generated quarterly record $8.1 million in cash from operations and executed successful secondary offering (<5% dilution)  Cash, cash equivalents and restricted cash ended the quarter at $102.3 million compared to $18.5 Million at 12/29/17 FYE  STAAR’s Visian® Toric ICL for Myopia and Astigmatism received FDA Approval on September 13, 2018 17

Financial Outlook 2018* Reported October 31, 2018  Revenue Growth Percentage Target Increase Should Exceed 30% Full Year 2018 Over 2017 (Prior: May exceed 25%)  GAAP Net Income Fully expect to maintain GAAP Net Income profitability for the year (Prior: Achieve at least Breakeven GAAP Net Income) • Achieve Full Year Positive Cash Flow • Cash Balance Increase Full Year 2018 over 2017 * Note that STAAR may incur charges, realize gains or losses, incur financing costs or interest expense, or experience other events in 2018 that could cause actual results to vary materially from this outlook. 18

STAAR Surgical Company 2018 - 2020 19 Millions of Eyes “Millions of Eyes” Global Opportunity – Myopia and Presbyopia Revenue Growth 20%+ Annual Revenue Growth Goal Profitability Targets Targeting Achievement of Sustained Profitability Margin Expansion Gross Margin Improvement & Cash Generation Growth Continues Product Expansion EVO ICL Product Family Expansion – Myopia and Presbyopia EDOF Global Partners Growing Global Partners – Strategic Agreements Secure Base We Believe There is Significant Growth Opportunity…

STAAR Surgical Company NASDAQ: STAA Investor Presentation | November 2018

Reconciliation of Non - GAAP Measure This presentation includes supplemental non - GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. “Adjusted Net Income (Loss)” and “Adjusted Net Income (Loss) Per Share” exclude the following items that are included in “Net Income (Loss)” as calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): gain or loss on foreign currency transactions, stock - based compensation expenses, and quality remediation expenses in 2017. Management believes that “Adjusted Net Income (Loss),” “Adjusted Net Income (Loss) Per Share” are useful to investors in gauging the outcome of the key drivers of the business performance: the ability to increase sales revenue and our ability to increase profit margin by improving the mix of high value products while reducing the costs over which management has control. Management has excluded quality remediation expenses in 2017 because their inclusion may mask underlying trends in our business performance. Management has also excluded gains and losses on foreign currency transactions because of the significant fluctuations that can result from period to period as a result of market driven factors. Stock - based compensation expenses consist of expenses for stock options and restricted stock under the Financial Accounting Standards Board’s Accounting Standards Codification (ASC) 718. In calculating Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share, STAAR excludes these expenses because they are non - cash expenses and because of the complexity and considerable judgment involved in calculating their values. In addition, these expenses tend to be driven by fluctuations in the price of our stock and not by the same factors that generally affect our other business expenses. The table set forth below reconciles STAAR ’s Earnings (Loss) Per Share to Non - GAAP Earnings (Loss) Per Share . 21

Reconciliation of Non - GAAP Measure (cont.) [Insert chart] 22 Year Ended Year Ended Year Ended 9 - Months Ended 9 - Months Ended (in 000’s) January 1, 2016 December 30, 2016 December 29, 2017 September 29, 2017 September 28 , 2018 Unaudited Net income (loss) - (as reported) $ (6,533) $ (12,129) $ (2,139) $ (2,001) $ 3,872 Less: Foreign currency impact 949 147 (819) (738) 545 Stock - based compensation expense 3,304 8,558 3,161 2,185 4,926 Quality remediation expense 3,933 1,865 210 210 - Net income (loss) - (adjusted) $ 1,653 $ (1,559) $ 413 $ (344) $ 9,343 Net income (loss) per share, basic - (as reported) $ (0.17) $ (0.30) $ (0.05) $ (0.05) $ 0.09 Foreign currency impact 0.02 0.00 (0.02) (0.02) 0.01 Stock - based compensation expense 0.08 0.21 0.08 0.05 0.12 Quality remediation expense 0.10 0.05 0.01 0.01 0.00 Net income (loss) per share, basic - (adjusted) $ 0.04 $ (0.04) $ 0.01 $ (0.01) $ 0.22 Net income (loss) per share, diluted - (as reported) $ (0.16) $ (0.30) $ (0.05) $ (0.05) $ 0.09 Foreign currency impact 0.02 0.00 (0.02) (0.02) 0.01 Stock - based compensation expense 0.08 0.21 0.08 0.05 0.11 Quality remediation expense 0.10 0.05 0.00 0.01 0.00 Net income (loss) per share, diluted - (adjusted) $ 0.04 $ (0.04) $ 0.01 $ (0.01) $ 0.21 Weighted average shares outstanding - Basic 39,260 40,329 41,004 40,939 42,065 Weighted average shares outstanding - Diluted 40,451 40,329 42,096 40,939 44,618